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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2002

IMH ASSETS CORP. (as depositor under a Series 2002-1 Indenture dated as of February 27, 2002, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds Series 2002-1)


                                IMH Assets Corp.
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             (Exact name of registrant as specified in its charter)

       CALIFORNIA                   333-69178                    33-0705301
       ----------                   ---------                    ----------
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
of Incorporation)                  File Number)              Identification No.)

1401 Dove Street
Newport Beach, California                                           92660
-------------------------                                           -----
(Address of Principal                                             (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (949) 475-3600

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Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

                  For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:



                     EXHIBIT NO.              DESCRIPTION
                     -----------              -----------
                     3.1                      Amended and Restated Trust
                                              Agreement, dated as of February
                                              27, 2002, among IMH Assets Corp.,
                                              as Depositor, Wilmington Trust
                                              Company, as Owner Trustee and
                                              Bankers Trust Company of
                                              California, N.A., as Certificate
                                              Registrar and Certificate Paying
                                              Agent, Collateralized Asset-Backed
                                              Bonds, Series 2002-1.


                     EXHIBIT NO.              DESCRIPTION
                     -----------              -----------
                     4.1                      Indenture dated as of February 27,
                                              2002, between Impac CMB Trust
                                              Series 2002-1, as Issuer and
                                              Bankers Trust Company of
                                              California, N.A., as Indenture
                                              Trustee, Collateralized
                                              Asset-Backed Bonds, Series 2002-1.

                     EXHIBIT NO.              DESCRIPTION
                     -----------              -----------
                     99.1                     Servicing Agreement, dated as of
                                              February 27, 2002, between Impac
                                              Funding Corporation (formerly
                                              known as ICI Funding Corporation),
                                              as Master Servicer, Impac CMB
                                              Trust Series 2002-1, as Issuer and
                                              Bankers Trust Company of
                                              California, N.A., as Indenture
                                              Trustee, Collateralized
                                              Asset-Backed Bonds, Series 2002-1.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               IMH ASSETS CORP.

                                               By: /s/ Richard J. Johnson
                                                  ----------------------------
                                               Name:   Richard J. Johnson
                                               Title:  Chief Financial Officer

Dated: March 14, 2002

                                  EXHIBIT INDEX



                              Item 601(a) of                Sequentially
Exhibit                       Regulation S-K                Numbered
Number                        Exhibit No.                   Description                        Page
------                        -----------                   -----------                        ----
3.1                           Amended and Restated Trust Agreement, dated as of February 27, 2002, among IMH Assets Corp., as Depositor, Wilmington Trust Company, as
                              Owner Trustee and Bankers Trust Company of California, N.A., as
                              Certificate Registrar and Certificate Paying Agent, Collateralized Asset-
                              Backed Bonds, Series 2002-1.

4.1                           Indenture dated as of February 27, 2002, between Impac CMB Trust
                              Series 2002-1, as Issuer and Bankers Trust Company of California, N.A.,
                              as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2002-1.

99.1                          Servicing Agreement, dated as of February 27, 2002, between Impac Funding
                              Corporation (formerly known as ICI Funding Corporation), as Master
                              Servicer, Impac CMB Trust Series 2002-1, as Issuer and Bankers Trust
                              Company of California, N.A., as Indenture Trustee, Collateralized
                              Asset-Backed Bonds, Series 2002-1.